                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 4, 2005

                                LIGHTBRIDGE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         DELAWARE                  000-21319                     04-3065140
(STATE OR OTHER JURISDIC-         (COMMISSION                  (IRS EMPLOYER
TION OF INCORPORATION)            FILE NUMBER)               IDENTIFICATION NO.)

               30 CORPORATE DRIVE, BURLINGTON, MASSACHUSETTS 01803 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (781) 359-4000

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[ ] WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR
    230.425)

[ ] SOLICITING MATERIAL PURSUANT TO RULE 14a-12 UNDER THE EXCHANGE ACT (17 CFR
    240.14a-12)

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14d-2(b) UNDER THE EXCHANGE
    ACT (17 CFR 240.14d-2(b))

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13e-4(c) UNDER THE EXCHANGE
    ACT (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On February 4, 2005, Lightbridge, Inc., a Delaware corporation ("Lightbridge" or the "Company"), provided the following historical financial information for its changed operating segments. The changed operating segments were announced in its press release dated January 27, 2005 entitled "Lightbridge Reports Fourth Quarter and Year End 2004 Financial Results" and consist of Telecom Decisioning Services (TDS), Payment Processing Services (Payment Processing), Intelligent Network Solutions(INS) and Instant Conferencing Services (Instant Conferencing).

LIGHTBRIDGE, INC. AND SUBSIDIARIES
UNAUDITED SEGMENT FINANCIAL INFORMATION

(in thousands, except percentage amounts)


                                                     2003                                              2004
                                ------------------------------------------------   -------------------------------------------------
                                 THREE     THREE     THREE     THREE                THREE     THREE     THREE     THREE
                                MONTHS    MONTHS    MONTHS    MONTHS               MONTHS    MONTHS    MONTHS    MONTHS
                                 ENDED     ENDED     ENDED     ENDED                ENDED     ENDED     ENDED     ENDED
                                MAR 31    June 30   SEPT 30   DEC 31     TOTAL     MAR 31    JUNE 30   SEPT 30   DEC 31      TOTAL
                                -------   -------   -------   -------   --------   -------   -------   -------   -------   --------
REVENUES:
TDS                             $22,838   $24,719   $25,646   $25,820   $ 99,023   $23,809   $23,639   $21,570   $19,279   $ 88,297
Payment Processing (1)               --        --        --        --         --        --     8,138     8,839     9,859     26,836
INS                               5,585     6,580     3,920     4,870     20,955     5,816     4,526     3,864     3,334     17,540
Instant Conferencing                 --        --        --        --         --        --       382        --        --        382
                                -------   -------   -------   -------   --------   -------   -------   -------   -------   --------
TOTAL                           $28,423   $31,299   $29,566   $30,690   $119,978   $29,625   $36,685   $34,273   $32,472   $133,055
                                =======   =======   =======   =======   ========   =======   =======   =======   =======   ========

GROSS PROFIT (LOSS)
TDS                             $10,191   $12,098   $12,172   $11,938   $ 46,399   $10,434   $10,662   $ 8,952   $ 7,242   $ 37,291
Payment Processing (1)               --        --        --        --         --        --     5,945     6,200     7,452     19,597
INS                               3,400     3,855     1,980     2,395     11,630     3,141     2,406     1,703     1,542      8,792
Instant Conferencing                 --        --        --        --         --       (16)      188       (41)     (356)      (225)
                                -------   -------   -------   -------   --------   --------  -------   -------   -------   --------
TOTAL                           $13,591   $15,953   $14,152   $14,333   $ 58,029   $13,559   $19,201   $16,814   $15,880   $ 65,455
                                =======   =======   =======   =======   ========   ========  =======   -======   =======   ========

GROSS PROFIT (LOSS) %
TDS                                44.6%     48.9%     47.5%     46.2%      46.9%     43.8%     45.1%     41.5%     37.6%      42.2%
Payment Processing (1)              N/A       N/A       N/A       N/A        N/A       N/A      73.1%     70.1%     75.6%      73.0%
INS                                60.9%     58.6%     50.5%     49.2%      55.5%     54.0%     53.2%     44.1%     46.3%      50.1%
Instant Conferencing                N/A       N/A       N/A       N/A        N/A       N/A      49.2%      N/A       N/A      -58.9%
TOTAL                              47.8%     51.0%     47.9%     46.7%      48.4%     45.8%    52.3%     49.1%      48.9%      49.2%

(1) -- The Company's Payment Processing segment was formed through the acquisition of Authorize.Net Corporation on March 31, 2004.

                                   -----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LIGHTBRIDGE, INC.
                                     By: /s/ Timothy C. O'Brien
                                     ----------------------
                                     Timothy C. O'Brien
                                     Vice President, Finance and Administration,
                                     Chief Financial Officer and Treasurer

February 4, 2005